ALLIANCE FUNDING COMPANY
                    by SUPERIOR BANK - FSB SERVICING DIVISION
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                 1998-2 Group 1

 In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1998 Superior Bank - FSB Servicing Division reports the following information pertaining to Series 1998-2 Group 1
                  for November 25, 1998, the Remittance date.

                       Due period ended: November 1, 1998

--------------------------------------------------------------------------------

   1 Total Actual Principal Collections                          2,835,473.03
   2 Total Actual Interest Collections                           2,188,515.79
   3 Less Service Fees Service Fees Previously Remitted            133,740.33
   4 Additional Proceeds                                                 0.00
                                                                 ------------
   5      Total Collections:                                     4,890,248.49

   6 Pre-Funding Account Transfer                                        0.00
   7 Interest Coverage Account Transfer                                223.03
                                                                 ------------
   8      Aggregate Amount Received:                             4,890,471.52

     Monthly Advances

   9 Interest Advance                                              108,186.98
  10 Compensating Interest                                          10,608.10
  11 Amounts Held for Future Distributions                               0.00
  12 Cross Collateral Deposit                                            0.00
  13 Reserve Withdrawal per Sec. 6.14c                                   0.00
                                                                 ------------
  14      Available Remittance Amount:                           5,009,266.60

  15 Service Fees                                                        0.00
  16 Expense Account Deposit:                                        2,090.61
                                                                 ------------
  17      Adjusted Remittance Amount:                            5,007,175.99

     Remaining Amount Available:

  18           Adjusted Remittance Amount                        5,007,175.99
  19           Insured Payments                                          0.00
  20           Monthly Premium @ 12 bp
                  due Certificate Insurer                           25,087.37
  21           Cross Collateral Withdrawal                               0.00
  22           Class Remittance Amounts                          4,982,088.62
  23           Non-Recoverable Advances not
                  Previously Reimbursed                                  0.00
                                                                 ------------
     Total Remaining Amount Available:                                   0.00
                                                                 ============
     Amount of Reimbursements Pursuant to Sec. 5.04

  24      Servicing Fee                                                  0.00
  25      Monthly Advances and Servicer Advances                         0.00
  26      Other Mortgage Payments                                        0.00
  27      Interest Earned on P&I Deposits                                0.00
  28      Additional Servicing Compensation                              0.00

--------------------------------------------------------------------------------



                                                     ALLIANCE FUNDING COMPANY
                                            by SUPERIOR BANK - FSB SERVICING DIVISION
                                                     Designated Servicer
                                                   SERVICER'S CERTIFICATE

                                                      1998-2 Group 1

                In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1998
                               Superior Bank - FSB Servicing Division reports the following information pertaining to Series 1998-2 Group 1 for November 25, 1998, the Remittance date.

                                           Due period ended: November 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                           Total                  Class 1A            Class R
  29 Loans Outstanding - BOM                                                    4015
  30 Original Loan Balance                                            260,198,909.55           260,198,909.55
  31 Pre-Funding Account Balance                                                0.00                     0.00
  32 Initial Overcollateralization                                      6,489,695.72             6,489,695.72
  33 Realized Losses, LTD                                                       0.00                     0.00
  34 Carryforward Amount                                                        0.00
  35 Aggregate Unpaid Principal Balance of Delinquent                                                    0.00
        Loans Repurchased per Sec. 5.11                                         0.00                     0.00
                                                                    ----------------------------------------------------------------
  36 Total Class Principal Balance                                    253,709,213.83           253,709,213.83
  37      Pool Factor per Loan Balance                                    97.8191389%              97.8191389%
  38      Pool Factor per Class Balance                                   95.3794037%              95.3794037%
  39 Excess Spread                                                              0.00                                       0.00
  40 Cross Collateral Withdrawal                                                0.00                                       0.00
  41 Cross Collateral Deposit                                                   0.00                     0.00
  42 Additional Principal due Class A                                   1,000,826.72             1,000,826.72
  43 Interest Remittance @ Pass-Through Rates                           1,145,788.87             1,145,788.87

     PRINCIPAL ADDITIONS:

  44           Number of loans                                                     0                        0
  45           Transfers from Pre-Funding Account                               0.00                     0.00

     PRINCIPAL DECUTIONS:

  46           Class 1A-5 Lockout Remittance                                    0.00
  47           Prepayments - Number                                               38                       38
  48           Prepayments - Dollar                                     2,521,675.89             2,521,675.89
  49           Delinquent Loans Repurchased - Number                               0                     0.00
  50           Delinquent Loans Repurchased - Dollar                            0.00                     0.00
  51           Net Liquidation Proceeds                                         0.00                     0.00
  52           Curtailments                                                18,000.00                18,000.00
  53           Normal and Excess Payments                                 295,797.14               295,797.14
  54           Pre-Funding Account Transfer                                     0.00                     0.00
                                                                    ----------------------------------------------------------------
  55 Total Principal Remittance                                         2,835,473.03             2,835,473.03
  56 Additional Principal Reduction                                     1,000,826.72             1,000,826.72
                                                                    ----------------------------------------------------------------
  57 Total Remittance                                                   4,982,088.62             4,982,088.62              0.00
                                                                    ================================================================
  58 Current Month Realized Loss - Number                                          0                                          0
  59 Current Month Realized Loss - Dollar                                       0.00                                        .00

     CLASS PRINCIPAL BALANCE - EOM

  60 Loans Outstanding - EOM                                                    3977
  61 Closing Loan Balance                                             257,363,436.52           257,363,436.52
  62 Pre-Funding Account Balance                                                0.00                     0.00
  63 Additional Principal Reduction, LTD                                7,490,522.44             7,490,522.44
  64 Realized losses, LTD                                                       0.00                     0.00
  65 Aggregate Unpaid Principal Balance of Delinquent
  66    Loans Repurchased per Sec. 5.11                                         0.00                     0.00
                                                                    ----------------------------------------------------------------
  67 Total Class Principal Balance                                    249,872,914.08           249,872,914.08
  68      Pool Factor per Loan Balance                                    96.7531716%              96.7531716%
  69      Pool Factor per Class Balance                                   93.9371857%              93.9371857%

-----------------------------------------------------------------------------------------------------------------------------------

                                                              Page 2 of 4



                                                     ALLIANCE FUNDING COMPANY
                                            by SUPERIOR BANK - FSB SERVICING DIVISION
                                                     Designated Servicer
                                                   SERVICER'S CERTIFICATE

                                                      1998-2 Group 1

                In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1998
                               Superior Bank - FSB Servicing Division reports the following information pertaining to Series 1998-2 Group 1 for November 25, 1998, the Remittance date.

                                           Due period ended: November 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                     Total                  Class A-1

  70 Weighted Note Rate - THIS Remittance                              10.67563%
  71 Weighted Note Rate - NEXT Remittance                              10.67909%

  72 Related Remittance Period for Libor Rate                       26-Oct-98                  thru                   24-Nov-98
  73 Days in Related Period                                             30

  74 Pass-Through Rates                                                                         5.41938%

  75 Weighted Average Remaining Term                                     233.55

  76 Original Pool - Principal Balance                           168,503,688.56           168,503,688.56
  77 Original Pool - Pre-Funding Account                         100,454,855.42           100,454,855.42
  78 Original Pool - Additional Principal Reduction                2,958,543.98             2,958,543.98
                                                                 -------------------------------------------------------------------
  79 Original Pool Total                                         266,000,000.00           266,000,000.00
  80 Original Pool - Number of Loans                                       2573

------------------------------------------------------------------------------------------------------------------------------------

     CLASS A OVERCOLLATERALIZATION RECONCILIATION
     ---------------------------------------------
                                                                   Beg.of Month            Current Month            End of Month
                                                                  ------------------------------------------------------------------
  81 Additional Principal Reduction, LTD                           6,489,695.72             1,000,826.72             7,490,522.44
  82 Cross Collateral Deposits                                             0.00                     0.00                     0.00
  83 Less:  Realized Losses, LTD                                           0.00                     0.00                     0.00
                                                                  ------------------------------------------------------------------
  84 Overcollateralization of Principal                            6,489,695.72             1,000,826.72             7,490,522.44
                                                                  ==================================================================
  85 Base Overcollateralization Required                                                                            16,675,429.73
  86 Required Overcollateralization Amount                                                                          16,675,429.73

     CURRENT MONTH SUBORDINATED AMOUNT                             Beg.of Month            Current Month            End of Month
     ---------------------------------                            ------------------------------------------------------------------
  87 Original Subordinated Amount                                 32,812,942.37            N/A                      32,812,942.37
  88 Less: Cumulative Realized Losses                                      0.00                     0.00                     0.00
  89 Plus: Cumulative Additional Proceeds                                  0.00                     0.00                     0.00
                                                                  ------------------------------------------------------------------
  90 Current Subordinated Amount                                  32,812,942.37                                     32,812,942.37
                                                                  ==================================================================
     NONRECOVERABLE ADVANCE RECONCILIATION
     -------------------------------------
  91 Beginning of Month                                                                             0.00
  92 Current Month Unpaid Nonrecoverable Advance                                                    0.00
  93 Less: Current Month Reimbursement                                                              0.00
                                                                                                    ---
  94 End of Month                                                                                   0.00

------------------------------------------------------------------------------------------------------------------------------------


                                                                    Page 3 of 4



                                                     ALLIANCE FUNDING COMPANY
                                            by SUPERIOR BANK - FSB SERVICING DIVISION
                                                     Designated Servicer
                                                   SERVICER'S CERTIFICATE

                                                      1998-2 Group 1

                In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1998
                               Superior Bank - FSB Servicing Division reports the following information pertaining to Series 1998-2 Group 1 for November 25, 1998, the Remittance date.

                                           Due period ended: November 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              CLASS
                                                                      TOTAL                     A1
                                                                ----------------------------------------
  95 Total Class Principal - Original Pool                      $266,000,000.00          $266,000,000.00
  96 Interest Remittance Amount                                    1,145,788.87             1,145,788.87
  97 Interest Rate Factor / 1000                                       4.307477                 4.307477

  98 Total Principal Collections                                   2,835,473.03             2,835,473.03
  99 Prefunding Account Transfer                                           0.00                     0.00
 100 Additional Principal Reduction                                1,000,826.72             1,000,826.72
                                                                 ---------------------------------------
 101 Principal Remittance Amount                                   3,836,299.75             3,836,299.75
 102 Principal Payment Factor/1000                                    14.422180                14.422180
 103 Principal Factor                                                939.371856               939.371856

 104 Prior Month Principal Factor                                    953.794036               953.794036

------------------------------------------------------------------------------------------------------------------------------------


                            ALLIANCE FUNDING COMPANY
                    by SUPERIOR BANK - FSB SERVICING DIVISION
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                 1998-2 Group 2

In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1998 and the Insurance Agreement dated as of June 25, 1998,
          Superior Bank - FSB Servicing Division reports the following information pertaining to Series 1998-2 Group 2
                  for November 25, 1998, the Remittance date.

                         Period Ended: November 1, 1998

--------------------------------------------------------------------------------
    1 Total Actual Principal Collections                        3,246,254.47
    2 Total Actual Interest Collections                         1,556,493.71
    3      Less: Service Fees Previously Remitted                  99,089.45
    4 Additional Proceeds                                               0.00
                                                              ------------------
    5      Total Collections:                                   4,703,658.73

    6 Pre-Funding Account Transfer                                      0.00
    7 Interest Coverage Account Transfer                                0.00
                                                              ------------------
    8 Aggregate Amount Received:                                4,703,658.73

      Monthly Advance

    9      Interest Advance                                       110,164.79
   10      Compensating Interest                                   12,291.87
   11      Amounts Held for Future Distributions                        0.00
   12 Reserve Withdrawal Per Sec. 6.08 VII                              0.00
                                                              ------------------
   13 Available Remittance Amount:                              4,826,115.39

   14      Less: Service Fees                                           0.00
   15      Less: Expense Account Deposit                            1,557.72
   16      Cross Collateral Deposit                                     0.00
                                                              ------------------
   17 Adjusted Remittance Amount:                               4,824,557.67

      Remaining Amount Available:

   18      Adjusted Remittance Amount                           4,824,557.67
   19      Insured Payments                                             0.00
   20           Monthly Premium @ 12 bp
                   due Certificate Insurer                         18,692.60
   21      Class Remittance Amounts                             4,805,865.07
   22      Cross Collateral Withdrawal                                  0.00
   23      Non-Recoverable Advances not
                Previously Reimbursed                                   0.00
                                                              ------------------
  24 Total Remaining Amount Available:                                 0.00
                                                              ==================
      Amount of Reimbursements Pursuant to Sec. 5.04

   25      Servicing Fee                                                0.00
   26      Monthly Advances and Servicer Advances                       0.00
   27      Other Mortgage Payments                                      0.00
   28      Interest Earned on P&I Deposits                              0.00
   29      Additional Servicing Compensation                            0.00

--------------------------------------------------------------------------------



                                                      ALLIANCE FUNDING COMPANY
                                              by SUPERIOR BANK - FSB SERVICING DIVISION
                                                         Designated Servicer
                                                       SERVICER'S CERTIFICATE

                                                           1998-2 Group 2

                   In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1998 and the Insurance Agreement dated as of June 25, 1998, Superior Bank-FSB Servicing Division reports the following information pertaining to Series 1998-2 Group 2 for November 25, 1998, the Remittance date.

                                                   Period Ended: November 1, 1998
------------------------------------------------------------------------------------------------------------------------------------

                                                                   Total                  Class 2-A           Class R
                                                                   -----                  ----------          -------
   30           Number of Loans                                           1797
   31 Original Principal Balance                                196,903,266.69           196,903,266.69
   32 Original Pre-Funding Account Balance                                0.00                     0.00
   33 Initial Overcollateralization                               6,731,057.79             6,731,057.79
   34 Realized Losses, LTD                                                0.00                     0.00
   35 Carryforward Amount                                                 0.00                     0.00
   36 Aggregate Unpaid Principal Balance of Delinquent
         Loans Repurchased per Sec. 5.11                                  0.00                     0.00
                                                               ---------------------------------------------------------------------
   37 Opening Class Principal Balance                           190,172,208.90           190,172,208.90
   38           Pool Factor per Loan Balance                        98.9463652%              98.9463652%
   39           Pool Factor per Class Balance                      100.0000000%             100.0000000%
   40 Excess Spread                                                       0.00                                     0.00
   41 Additional Principal due Class A                              708,688.22               708,688.22
   42 Cross Collateral Deposit                                            0.00                     0.00
   43 Cross Collateral Withdrawal                                         0.00                                     0.00
   44 Interest Remittance                                           850,922.38               850,922.38
   45 Available Funds Cap Carry Forward                                   0.00                     0.00
                 Distribution (see schedule C)

      PRINCIPAL ADDITIONS:

   46           Number of Loans                                              0
   47           Transfers from Pre-Funding Account                        0.00                     0.00

      PRINCIPAL REDUCTIONS:

   48           Prepayments - Number                                        31                       31
   49           Prepayments - Dollar                              2,987,766.65             2,987,766.65
   50           Delinquent Loans Repurchased - Number                        0                        0
   51           Delinquent Loans Repurchased - Dollar                     0.00                     0.00
   52           Net Liquidation Proceeds                                  0.00                     0.00
   53           Curtailments                                        168,476.22               168,476.22
   54           Normal and Excess Payments                           90,011.60                90,011.60
   55           Pre-Funding Account Transfer                              0.00                     0.00
                                                               ---------------------------------------------------------------------
   56 Total Principal Remittance                                  3,246,254.47             3,246,254.47
   57 Additional Principal Reduction                                708,688.22               708,688.22
                                                               ---------------------------------------------------------------------
   58 Total Remittance                                            4,805,865.07             4,805,865.07            0.00
                                                               =====================================================================
   59 Carryforward Amount                                                 0.00
   60 Current Month Realized Loss - Number                                   0                                        0
   61 Current Month Realized Loss - Dollar                                0.00                                     0.00

      CLASS PRINCIPAL BALANCE - EOM

   62           Number of Loans                               #           1766
   63 Closing Loan Balance                                      193,657,012.22           193,657,012.22
   64 Pre-Funding Account Balance                                         0.00                     0.00
   65 Additional Principal Reduction, LTD                         7,439,746.01             7,439,746.01
   66 Realized Losses, LTD                                                0.00                     0.00
   67 Carryforward Amount                                                 0.00                     0.00
   68 Aggregate Unpaid Principal Balance of Delinquent
         Loans Repurchased per Sec. 5.11                                  0.00                     0.00
                                                               ---------------------------------------------------------------------
   69 Closing Class Principal Balance                           186,217,266.21           186,217,266.21
   70           Pool Factor per Loan Balance                        97.3150815%              97.3150815%
   71           Pool Factor per Class Balance                       93.5765157%              93.5765157%
------------------------------------------------------------------------------------------------------------------------------------




                                                      ALLIANCE FUNDING COMPANY
                                              by SUPERIOR BANK - FSB SERVICING DIVISION
                                                         Designated Servicer
                                                        SERVICERS CERTIFICATE

                                                           1998-2 Group 2

                   In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1998 and the Insurance Agreement dated as of June 25, 1998, Superior Bank-FSB Servicing Division reports the following information pertaining to Series 1998-2 Group 2 for November 25, 1998, the Remittance date.

                                                   Period Ended: November 1, 1998
------------------------------------------------------------------------------------------------------------------------------------
                                                                   Total                  Class A1
   72 Weighted Note Rate - This Remittance:                        10.27078%
   73 Weighted Note Rate - Next Remittance:                        10.26682%

   74 Available Cap Carry Foward Amount - This Remittance:             0.00
        (see Schedule C)

   75 Pass-Through Rate:                                            5.36938%                 5.36938%

   76 Related Remittance Period:                                 26-Oct-98                  thru                   24-Nov-98
   77 Days in Related Period:                                       30

   78 Weighted Average Remaining Term                                353.05

   79 Original Pool - Principal Balance                      124,023,590.83           124,023,590.83
   80 Original Pool - Pre-Funding Account Balance             79,228,918.11            79,228,918.11
   81 Original Pool - Initial Overcollateralization            4,252,508.94             4,252,508.94
                                                         ---------------------------------------------------------------------------
   82 Original Pool - Class Principal Balance                199,000,000.00           199,000,000.00
   83 Original Pool - Number of Loans                                  1135

------------------------------------------------------------------------------------------------------------------------------------

      CLASS A OVERCOLLATERALIZATION RECONCILIATION
      --------------------------------------------
                                                            Beginning of Month          Current Month            End of Month
                                                         ---------------------------------------------------------------------------
   84 Initial Overcollateralization                            6,731,057.79               708,688.22             7,439,746.01
   85 Cross Collateral Deposits, LTD                                   0.00                     0.00                     0.00
   86 Less:  Realized Losses, LTD                                      0.00                     0.00                     0.00
                                                         ---------------------------------------------------------------------------
   87 Overcollateralization of Principal                       6,731,057.79               708,688.22             7,439,746.01
                                                         ===========================================================================
   88 Base Overcollateralization Requirement                                                                    12,195,150.54
   89 Required Overcollateralization                                                                            12,195,150.54

      CURRENT MONTH SUBORDINATED AMOUNT                     Beginning of Month          Current Month            End of Month
      ---------------------------------                  ---------------------------------------------------------------------------
   90 Original Subordinated Amount                            26,422,826.16                   N/A               26,422,826.16
   91 Less: Cumulative Realized Losses                                 0.00                     0.00                     0.00
   92 Plus: Cumulative Additional Proceeds                             0.00                     0.00                     0.00
                                                         ---------------------------------------------------------------------------
   93 Current Subordinated Amount                             26,422,826.16                                     26,422,826.16
                                                         ===========================================================================

      NONRECOVERABLE ADVANCE RECONCILIATION
      --------------------------------------
   94 Beginning of Month                                               0.00
   95 Current Month Nonrecoverable Advance                             0.00
   96 Less: Current Month Reimbursment                                 0.00
                                                         -----------------
   97 End of Month                                                     0.00
                                                         =================
------------------------------------------------------------------------------------------------------------------------------------




                                                      ALLIANCE FUNDING COMPANY
                                              by SUPERIOR BANK - FSB SERVICING DIVISION
                                                         Designated Servicer
                                                        SERVICE'S CERTIFICATE

                                                           1998-2 Group 2

                   In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1998 and the Insurance Agreement dated as of June 25, 1998, Superior Bank-FSB Servicing Division reports the following information pertaining to Series 1998-2 Group 2 for November 25, 1998, the Remittance date.

                                                   Period Ended: November 1, 1998
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Class
                                                                                                         A1
                                                                         ----------------------------------------
   98 Total Class Principal - Original Pool                              $199,000,000.00          $199,000,000.00
   99 Interest Remittance Amount                                              850,922.38               850,922.38
  100 Interest Rate Factor / 1000                                               4.275992                 4.275992

  101 Total Principal Collections                                           3,246,254.47             3,246,254.47
  102 Prefunding Account Transfer                                                   0.00                     0.00
  103 Additional Principal Reduction                                          708,688.22               708,688.22
                                                                         ----------------------------------------
  104 Principal Remittance Amount                                           3,954,942.69             3,954,942.69
  105 Principal Payment Factor/1000                                            19.874084                19.874084
  106 Principal Factor                                                        935.765157               935.765157

  107 Prior Month Principal Factor                                            955.639241               955.639241

------------------------------------------------------------------------------------------------------------------------------------
